Assets Held for Sale	12 Months Ended
Dec. 31, 2015
Assets Held for Sale
6.	ASSETS HELD FOR SALE

In May 2014, the Group entered into an agreement with Guanghuan Xinwang Co Limited (“Guanghuanxinwang”), a third party company for the sale of a floor in a building located in Beijing. The transaction price was approximately $6,335 (RMB 41 million). As of December 31, 2015, the transaction was not completed, and the floor was pledged for Guanghuanxinwang’s bank loan.

In December 2014, the Group entered into another agreement with Guanghuanxinwang for the sale of another three floors in the same building. The transaction price was approximately $24,700 (RMB 160 million). As of December 31, 2015, the transaction was not completed, and the Group expected to complete the sale during 2016. Two of the three floors were pledged for certain of the Group’s loans: (1) one floor with a carrying value of $2,851 at December 31, 2015 was pledged for a twelve-month loan of $6,175 (RMB 40 million) from Beijing Zhichun Branch of Hua Xia Bank to Techfaith Intelligent Handset Beijing; (2) another floor with a carrying value of $2,851 at December 31, 2015 was pledged for a short-term loan of $3,087 (RMB 20 million) from Beijing Bao Rui Tong Pawn Shop to Yaxunxinwang. Those two loans were fully repaid on April 5, 2016, and the above mentioned two floors were released as collateral.

These four floors with a total carrying value of $11,949 and $11,445 were classified as assets held for sale as of December 31, 2014 and 2015, respectively. On April 5, 2016, two of the four floors were released as collateral when the related loans were repaid, as discussed above. The Group had received $20,678 from Guanghuanxinwang as of December 31, 2015, which was recorded as accrued expenses and other current liabilities (see Note12).